UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2026

NAPLOY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-56729	35-2809754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Lias Estate Kafe district Abuja, FCT Nigeria	900108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +13072133163

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01 OTHER EVENTS

Naploy Corp. (the “Company”) is providing the following update regarding the current distribution and availability of its mobile application known as the “Naploy App.”

The Naploy App had previously been made available through both the Apple App Store and the Google Play Store. At the present time, the Android version of the Naploy App is not available through the Google Play Store.

The Company is currently refining and updating the Android version of the application to align with the technical and distribution requirements of the Google Play platform. During this process, the Android version of the application is not being distributed through the Google Play Store.

Users may currently access the Naploy platform through the Company’s web application available at the following link:

https://naploy.com/

The Naploy App also available through the Apple App Store at the following link:

https://apps.apple.com/us/app/naploy/id6451121811

In addition, Android users may download and install the Naploy App using a direct APK installation file available at the following link:

https://naploy.com/app/download

This APK file allows manual installation of the application on compatible Android devices.

The Company continues to refine and enhance the functionality of the Naploy App and will inform public when the Android version of the application becomes available for distribution through the Google Play Store.

The Company has also updated the information regarding the availability of the Naploy App on its web app to reflect the current distribution channels and access links described above.

This Current Report on Form 8-K is being filed to provide transparency regarding the current distribution channels and availability of the Naploy App.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naploy Corp.

/s/ Frederick Sidney Reinhard Arnold

Frederick Sidney Reinhard Arnold

President, Treasurer, Secretary and Director

Date: March 12, 2026

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